SENIOR SECURED LOAN AGREEMENT

This Senior Secured Loan Agreement (this “Agreement”), dated February 16, 2015, is by, between and among JMW Fund, LLC, a Delaware limited liability company, Richland Fund, LLC, a Nevada limited liability company, and San Gabriel Fund, LLC, a California limited liability company (collectively referred to as the “Lender”), on the one hand, and Heatwurx, Inc., a Delaware corporation (the “Borrower”), on the other hand.

RECITALS

WHEREAS, the Borrower has indicated that it wishes to borrow an aggregate of up to TWO MILLION DOLLARS ($2,000,000) through a series of loans by the Lender; and

WHEREAS, the parties desire that the Lender will loan the Borrower money to be used to meet its capital needs.

NOW THEREFORE, in consideration of the foregoing recitals, mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as set forth below.

1.

Principal.  Upon receipt of funds, the Borrower promises to unconditionally pay to the order of the Lender the aggregate principal amount of the Loan Advances in the amounts set forth in Schedule A of the 12% Senior Secured Promissory Notes (the “Loan Amount”), together with interest pursuant to this Agreement and the corresponding promissory note documenting the Loan Amount.  Repayment of the Loan Amount shall be subject to the terms and conditions of the 12% Senior Secured Promissory Notes, a form of which is attached hereto as Exhibit A (the “Note(s)”).

2.

Interest Rate. The rate of simple interest for the Loan Amount shall be TWELVE PERCENT (12%) per annum and will be due as provided in the Note(s) and payable to each Lender pari passu in accordance with the pro rata amounts of their Notes.  Each Note will be due as set forth therein (the “Maturity Date”).  If any interest payment remains unpaid in excess of ninety (90) days, and the Lender has not declared the entire principal and unpaid accrued interest due and payable, the interest rate on that amount only will be increased to EIGHTEEN PERCENT (18%) per annum, until the past due interest amount is paid in full.. Interest shall be calculated on the basis of a year of 365 days applied to the actual days on which there exists an unpaid balance under each Note.  Interest on each Note shall be payable monthly on the first day of each calendar month. In addition, the Borrower shall repay the entire principal of the Loan Amount as well as all accrued interest according to the terms of this Agreement and the individual Notes on the Maturity Date.

3.

Security Agreement.  Funding of the Loan Amount is conditioned upon receipt of the Security Agreement by the Borrower and its subsidiaries Dr. Pave, LLC, a California limited liability company, and Dr. Pave Worldwide, LLC, a Delaware limited liability company, attached hereto as Exhibit B.

4.

Subsidiary Guarantee.  Funding of the Loan Amount is conditioned upon receipt of the guaranty of Dr. Pave, LLC, a California limited liability company, and Dr. Pave Worldwide, LLC, a Delaware limited liability company, subsidiary of the Borrower as set forth in the Subsidiary Guaranty, attached hereto as Exhibit C.

5.

Representations and Warranties.

Each of the parties hereto represents and warrants to the others as follows:

5.1

Powers and Authority.  It has all necessary power to carry on its present business and has full right, power and authority to enter into this Agreement, to make the loans or borrowings, as applicable, herein provided for, and otherwise perform and to consummate the transactions contemplated hereby.

5.2

No Conflicts.  This Agreement does not, and the performance or observance by the party of any of the matters and things herein provided for will not, constitute an Event of Default, as defined in the Note, or event which with the lapse of time, the giving of notice or both, would constitute an event of default under any other agreement to which it is a party or by which it is bound.

5.3

Corporate Organization.  It is a duly organized and validly existing under its jurisdiction of organization.

5.4

Corporate Authorization.  The board of directors or other governing body of the party has authorized the execution and performance of this Agreement.

6.

Successors and Assigns; Assignment.  Except as otherwise expressly provided herein, the provisions hereof inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.  Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.  The Borrower may not assign this Agreement or any of the rights or obligations referenced herein without the prior written consent of the Lender.  The Lender may assign this Agreement, in whole or in part, without the prior consent of the Borrower, and any assignee of this Agreement shall inure to all of the rights of the Lender hereunder.

7.

Securities Law Compliance. In connection with the issuance of the Notes by the Borrower to the Lender, each of the Lenders, severally and not jointly, hereby represents and warrants to the Borrower as follows:

7.1

Accredited Investor Status. The Lender is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) in that the Lender was not formed for the specific purpose of acquiring the Note and has total assets in excess of $5,000,000, or each equity owner of the Lender is an accredited investor.

7.2

Restricted Securities. The Lender understands that the Note has not been registered pursuant to the Securities Act, or any state securities act, and thus is a “restricted security” as defined in Rule 144 promulgated by the SEC. Accordingly, the Lender hereby acknowledges that it is prepared to hold the Note for an indefinite period.

7.3

Investment Purpose. The Lender acknowledges that the Notes are being purchased for its own account, for investment, and not with the present view towards the distribution, assignment, or resale to others or fractionalization in whole or in part. The Lender further acknowledges that no other person has or will have a direct or indirect beneficial or pecuniary interest in the Note.

7.4

Limitations on Resale; Restrictive Legend. The Lender acknowledges that it will not sell, assign, hypothecate, or otherwise transfer any rights to, or any interest in, the Notes except (i) pursuant to an effective registration statement under the Securities Act, or (ii) in any other transaction which, in the opinion of counsel acceptable to the Borrower, is exempt from registration under the Securities Act, or the rules and regulations of the SEC thereunder. The Lender also acknowledges that an appropriate legend will be placed upon the Notes stating that the securities have not been registered under the Securities Act and setting forth or referring to the restrictions on transferability and sale thereof.

8.

Default Notice. Upon the occurrence of a breach of this Agreement, the defaulting party is entitled to receive written notice specifying the breach. Such notice shall be sent immediately upon discovery of the breach. The defaulting party shall then be entitled to fifteen (15) days in which to cure the problem. Events of Default are defined in the Note, which is incorporated herein by this reference.

9.

Rights and Remedies upon Default. Upon the occurrence of an Event of Default the Lender may exercise any and all rights and remedies available in the Note, and available in law, in equity or otherwise.

10.

Notices.  Any notice, demand, request, waiver or other communication required or permitted to be given pursuant to this Agreement must be in writing (including electronic format) and will be deemed by the parties to have been received (i) upon delivery in person (including by reputable express courier service) at the address set forth below; (ii) upon delivery by electronic mail (as verified by a printout showing satisfactory transmission) at the electronic mail address set forth below (if sent on a business day during normal business hours where such notice is to be received and if not, on the first business day following such delivery where such notice is to be received); or (iii) upon three (3) business days after mailing with the United States Postal Service if mailed from and to a location within the continental United States by registered or certified mail, return receipt requested, addressed to the address set forth below.  Any party hereto may from time to time change its physical or electronic address or facsimile number for notices by giving notice of such changed address or number to the other party in accordance with this section.

If to the Lender at:
Richland, JMW, and San Gabriel Funds 4 Richland Place Pasedena, CA 91103
Attention: Justin Yorke
Email Address: justin@mcgrainfinancial.com

If to the Borrower at:
Heatwurx, Inc. 18001 S. Figueroa, Unit F Gardena, CA 90248
Attention: Heather Kearns
Email Address: heather@heatwurx.com
With a copy (which will not constitute notice) to:
The Law Office of Ronald N. Vance & Associates, P.C.
1656 Reunion Avenue, Suite 250
South Jordan, UT 84095
Attention: Ron Vance
Email Address: ron@vancelaw.us

11.

No Stockholder Rights.  Nothing contained in this Agreement shall be construed as conferring upon Lender or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Borrower or any other matters or any rights whatsoever as a stockholder of the Borrower.

12.

Waiver of Notice.  The Borrower hereby waives notice, presentment, demand, protest, and notice of dishonor.

13.

Heading; References.  All headings used herein are used for convenience only and shall not be used to construe or interpret this Agreement.  Except as otherwise indicated, all references herein to Sections refer to Sections hereof.

14.

Binding Agreement; Survival.  This Agreement shall bind and inure to the benefit of both parties, and except as otherwise expressly provided to the contrary herein, each of their respective heirs, successors and assigns.

15.

Delays or Omissions.  No delay or omission to exercise any right, power, or remedy accruing to the Lender, upon any breach or default of the Borrower under this Agreement shall impair any such right, power, or remedy of the Lender nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring.  All remedies, either under this Agreement or by law or otherwise afforded to the Lender, shall be cumulative and not alternative.

16.

Construction.  The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the language used in this Agreement has been chosen by the parties to express their mutual intent.  Accordingly, no rules of strict construction will be applied against any party with respect to this Agreement.

17.

Cumulative Rights.  No delay on the part of the Lender in the exercise of any power or right under this Agreement or under any other instrument executed pursuant to this Agreement shall operate as a waiver of any such power or right, nor shall a single or partial exercise of any power or right preclude other or further exercise of such power or right or the exercise of any other power or right.

18.

Payments Free of Taxes, Etc.  All payments made by the Borrower under this Agreement shall be made by the Borrower free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions, and withholdings.  In addition, the Borrower shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance, and enforcement of this Agreement.  Upon request by the Lender, the Borrower shall furnish evidence satisfactory to the Lender that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies, and charges have been paid.

19.

Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

20.

Other Interpretive Provisions.  References in this Agreement to any document, instrument or agreement (a) includes all exhibits, schedules, and other attachments thereto, (b) includes all documents, instruments or agreements issued or executed in replacement thereof, and (c) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time.  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.  The words “include” and “including” and words of similar import when used in this Agreement shall not be construed to be limiting or exclusive.

21.

No Oral Modification or Waivers. The terms herein may not be modified or waived orally, but only by an instrument in writing signed by the party against which enforcement of the modification or waiver is sought.

22.

Attorneys’ Fees. In the event of any suit or action to enforce or interpret any provision of this Agreement or otherwise arising out of this Agreement, the prevailing party is entitled to recover, in addition to other direct incremental costs, reasonable attorney fees in connection with the suit, action, or arbitration, and in any appeals.

23.

Governing Law; Jurisdiction; Venue.  This Note, and all matters arising directly and indirectly herefrom (the “Covered Matters”), shall be governed in all respects by the laws of the State of Delaware as such laws are applied to agreements between parties in Delaware. The Company irrevocably submits to the personal jurisdiction of the courts of the State of Delaware and the United States District Court for the District of Delaware for the purpose of any suit, action, proceeding or judgment relating to or arising out of the Covered Matters. Service of process on the Company in connection with any such suit, action or proceeding may be served on the Company anywhere in the world by the same methods as are specified for the giving of notices under this Note. The Company irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

24.

Entire Agreement; Integration Clause. This Agreement sets forth the entire agreement and understandings of the parties hereto with respect to this transaction, and this Agreement supersedes and nullifies all other agreements made between the parties hereto.

25.

Counterparts. This Agreement may be executed in as many counterpart copies as may be required. All counterparts shall collectively constitute a single agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

BORROWER:
HEATWURX, INC.

Signature:	/s/ David Dworsky
Name:	David Dworsky
Title:	CEO

LENDER:

JMW FUND, LLC

Signature:	Justin York
Name:	Justin York
Its:	Manager

RICHLAND FUND, LLC

Signature:	Justin York
Name:	Justin York
Its:	Manager

SAN GABRIEL FUND, LLC

Signature:	Justin York
Name:	Justin York
Its:	Manager

EXHIBIT A

[Sample 12% Senior Secured Promissory Note]

EXHIBIT B

[Security Agreement]

EXHIBIT C

[Subsidiary Guaranty]